Supplement dated May 12, 1997 to Government Investors Trust
Prospectus and Statement of Additional Information dated
July 31, 1996

On May 12, 1997, the GIT Investment Funds family of mutual funds changed its name to Mosaic Funds. Accordingly, Government Investors Trust was renamed Mosaic Government
Money Market Fund.